Helping Build Chicago—The Union Way

The AFL-CIO Housing Investment Trust builds on nearly 40 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

Economic and Fiscal Impacts of the HIT-Financed Projects in Chicago Area

60	$1.0B	$10.0M	$2.1B	13,486
Projects	HIT Investment Amount	Building America NMTC Allocation	Total Development Cost	Housing Units Created or Preserved (69% afforadable)
20.2M	21,785	$1.7B	$204.1M	$4.1B
Hours of Union Construction Work	Total Jobs Across Industries	Total Wages and Benefits	State and Local Tax Revenue Generated	Total Economic Impact

PROJECT PROFILE:
CIRCLE PARK APARTMENTS
The HIT provided $84.9 million in financing for the $163.8 million substantial rehabilitation of the 418-unit all affordable apartment complex in Chicago. This project will create an estimated 292,010 hours of union construction work.	PROJECT PROFILE:
METRO 19 APARTMENTS
The HIT provided $65.9 million in financing for the $77.1 million new construction of the 295-unit project in Roselle. This project will create an estimated 570,480 hours of union construction work.

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Job and economic impact flgures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is since inception, current as of June 30, 2023. Economic impact data is in 2022 dollars and all other flgures are nominal.

Helping Build Chicago—The Union Way	JUNE 2023

Altgeld Family Resource Center (Building America)	Morningside Court Apartments	Heiwa Terrace Apartments

“We appreciate HIT’s commitment to and support of union construction at numerous projects that have put our members to work in the Chicago area for nearly 30 years and recognize the benefits this commitment has provided to the workers and the community.”

—Michael Macellaio, President

    Chicago and Cook County Building and Construction Trades Council

HIGHLIGHTS OF CHICAGO AREA INVESTMENTS

Project	Location	HIT Investment/Building America NMTC Allocation	TDC	Construction Work Hours
Altgeld Family Resource Center	Chicago	$10,000,000	$28,115,001	252,760
Circle Park	Chicago	$84,895,000	$163,806,449	292,010
Covent Apartments	Chicago	$4,900,000	$17,763,640	97,930
Edwin Berry Manor Apartments	Chicago	$5,752,000	$12,521,150	45,010
Gateway Apartments	Chicago	$43,500,000	$50,352,486	382,510
Heiwa Terrace Apartments	Chicago	$28,500,000	$68,414,801	396,710
Metro 19 Apartments	Roselle	$65,928,000	$77,098,874	570,480
Morningside Court Apartments	Chicago	$28,700,000	$56,425,536	105,240
Northpoint Apartments	Chicago	$68,984,000	$86,804,801	226,220
Wrigleyville North Apartments	Chicago	$34,982,300	$40,912,471	289,900

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is since inception, current as of June 30, 2023. Economic impact data is in 2022 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.

The projects shown on this table may not reflect HIT’s current portfolio for any or all of the following reasons: (i) the assets related to the project(s) shown on this table may no longer be held in the HIT’s current portfolio; (ii) other assets in the HIT’s current portfolio may have characteristics different from those shown on this table; and (iii) this table is not a complete list of all the projects financed by the HIT as of the date of this report. A complete list of the HIT’s portfolio holdings as of the most recently disclosed month-end is available upon request or on its website at aflcio-hit.com.

1227 25th Street, NW| Suite 500 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com